UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND

350 Madison Avenue, 20th Floor
New York, New York 10017

November 18, 2022

Re:	ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2022

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2022

Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Schedule of Investments	3
Schedule of Purchased Options	10
Schedule of Securities Sold, Not Yet Purchased	14
Schedule of Swap Contracts	20
Statement of Operations	28
Statement of Changes in Net Assets	29
Statement of Cash Flows	30
Notes to Financial Statements	32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103

D +1 215 561 4200 F +1 215 561 1066

Board of Trustees and Shareholders
ACAP Strategic Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”), including the schedules of investments, purchased options, securities sold, not yet purchased, and swap contracts, as of September 30, 2022, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

Philadelphia, Pennsylvania
November 18, 2022

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

ACAP STRATEGIC FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $7,768,438,804)	$7,673,413,265
Deposits at brokers for securities sold, not yet purchased	1,480,347,559
Purchased options, at fair value (cost $916,245,670)	742,409,542
Receivable for investment securities sold	524,071,173
Unrealized appreciation on total return swap contracts	234,368,068
Cash and cash equivalents (including restricted cash of $4,111,525)	33,706,325
Cash collateral received for total return swap contracts	7,720,000
Interest receivable	7,020,624
Variation margin receivable	4,995,384
Dividends receivable	2,115,876
Other assets	253,018
Total assets	10,710,420,834
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $3,624,337,635)	2,753,030,984
Payable for investment securities purchased	609,647,774
Withdrawals payable	258,714,748
Unrealized depreciation on total return swap contracts	221,652,684
Due to brokers (including Canadian Dollars of $6,320, with a cost of $6,346 and Hong Kong Dollars of $275,423, with a cost of $275,423)	12,997,126
Management fees payable	9,215,629
Stock loan fee payable	5,849,258
Due to custodian (including Euros of $2,162,252, with a cost of $2,155,633 and Japanese Yen of $11,887, with a cost of $11,887)	5,394,138
Dividends payable on securities sold, not yet purchased	4,209,122
Distribution and shareholder servicing fees payable	3,598,317
Administration fees payable	818,738
Professional fees payable	172,113
Miscellaneous expenses payable	1,167,650
Total liabilities	3,886,468,281
Net Assets	$6,823,952,553
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$515,515
Additional paid-in-capital	7,663,137,685
Total distributable loss	(839,700,647)
Net Assets	$6,823,952,553

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	376,625,711	$14.22	$5,356,661,332
Class W	138,889,663	$10.56	$1,467,291,221

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS

Shares		September 30, 2022 Fair Value
	Investments in Securities—112.45%
	Common Stocks—105.43%
	Brazil—0.55%
	Finance - Investment Banker / Broker—0.55%
1,980,900	XP Inc, Class A *	$37,656,909
	Total Brazil (cost $54,453,820)	$37,656,909

	Canada—0.31%
	Internet Application Software—0.31%
781,608	Shopify Inc, Class A * (a)	21,056,520
	Total Canada (cost $25,154,885)	$21,056,520

	China—8.61%
	E-Commerce / Products—3.46%
1,119,788	Alibaba Group Holding Ltd ADR *	89,571,842
2,253,974	JD.com Inc ADR (a)	113,374,892
534,249	Pinduoduo Inc ADR *	33,433,302
		236,380,036
	Enterprise Software / Services—0.13%
15,104,903	Ming Yuan Cloud Group Holdings Ltd	8,947,604
	Entertainment Software—0.96%
863,152	NetEase Inc ADR	65,254,291
	Real Estate Management / Services—1.00%
3,884,947	KE Holdings Inc ADR *	68,064,271
	Schools—0.68%
1,929,711	New Oriental Education & Technology Group Inc ADR *	46,255,173
	Transport - Services—0.71%
7,418,366	Full Truck Alliance Co Ltd ADR *	48,590,297
	Web Portals / ISP—1.67%
968,038	Baidu Inc ADR *	113,734,785
	Total China (cost $671,579,371)	$587,226,457

	France—6.48%
	Aerospace / Defense - Equipment—4.76%
2,122,670	Airbus SE	184,844,414
1,520,753	Safran SA	140,056,632
		324,901,046
	Apparel Manufacturers—0.51%
77,241	Kering SA	34,698,087
	Textile - Apparel—1.21%
137,647	LVMH Moet Hennessy Louis Vuitton SE	82,309,927
	Total France (cost $560,368,797)	$441,909,060

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	Germany—1.53%
	Aerospace / Defense—0.77%
346,498	MTU Aero Engines AG	$52,359,664
	Athletic Footwear—0.76%
444,256	adidas AG	51,738,406
	Total Germany (cost $179,474,784)	$104,098,070

	Hong Kong—0.77%
	Casino Hotels—0.77%
8,863,000	Galaxy Entertainment Group Ltd	52,388,336
	Total Hong Kong (cost $48,022,655)	$52,388,336

	Israel—0.19%
	Applications Software—0.19%
574,463	JFrog Ltd *	12,701,377
	Total Israel (cost $26,583,718)	$12,701,377

	Japan—3.26%
	Audio / Video Products—2.45%
2,605,800	Sony Group Corp	167,173,020
	Finance - Other Services—0.34%
1,705,727	Japan Exchange Group Inc	23,008,960
	Web Portals / ISP—0.47%
12,339,645	Z Holdings Corp	32,412,401
	Total Japan (cost $236,332,322)	$222,594,381

	Netherlands—1.82%
	Semiconductor Equipment—1.82%
299,415	ASML Holding NV	124,362,020
	Total Netherlands (cost $158,465,022)	$124,362,020

	Singapore—0.38%
	E-Commerce / Products—0.38%
464,750	Sea Ltd ADR *	26,049,238
	Total Singapore (cost $12,379,167)	$26,049,238

	Taiwan—2.49%
	Semiconductor Components - Integrated Circuits—2.49%
2,483,229	Taiwan Semiconductor Manufacturing Co Ltd ADR	$170,250,180
	Total Taiwan (cost $167,788,038)	$170,250,180

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States—76.27%
	Aerospace / Defense—1.38%
179,334	TransDigm Group Inc (a)	$94,118,070

	Applications Software—4.54%
476,234	Confluent Inc, Class A *	11,320,082
303,309	Elastic NV *	21,759,388
455,522	Five9 Inc *	34,155,040
756,948	Microsoft Corp (a)	176,293,189
116,306	Procore Technologies Inc *	5,754,821
305,876	PTC Inc *	31,994,630
835,570	Smartsheet Inc, Class A *	28,710,185
		309,987,335
	Athletic Equipment—0.27%
2,697,907	Peloton Interactive Inc, Class A *	18,696,496
	Building Products - Cement / Aggregate—1.69%
207,670	Martin Marietta Materials Inc (a)	66,888,430
307,768	Vulcan Materials Co (a)	48,538,091
		115,426,521
	Coatings / Paint—1.17%
389,716	Sherwin-Williams Co (a)	79,794,351
	Commercial Services - Finance—1.96%
450,394	Global Payments Inc	48,665,072
189,010	S&P Global Inc	57,714,204
459,420	TransUnion (a)	27,330,896
		133,710,172
	Commercial Services—0.26%
45,900	Cintas Corp (a)	17,817,921

	Communications Software—2.02%
1,759,997	RingCentral Inc, Class A * (a)	70,329,480
918,351	Zoom Video Communications Inc, Class A *	67,581,450
		137,910,930
	Computer Aided Design—7.88%
88,532	Altair Engineering Inc, Class A *	3,914,885
1,521,253	Cadence Design Systems Inc *	248,618,378
934,519	Synopsys Inc *	285,504,900
		538,038,163
	Computer Software—1.95%
830,237	Dynatrace Inc *	28,900,550
749,986	Twilio Inc, Class A *	51,854,032
1,258,429	ZoomInfo Technologies Inc, Class A *	52,426,152
		133,180,734

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States (continued)
	E-Commerce / Products—3.47%
2,094,224	Amazon.com Inc * (a)	$236,647,312
	E-Commerce / Services—4.83%
1,395,029	Expedia Group Inc * (a)	130,700,267
3,881,884	Lyft Inc, Class A *	51,124,412
2,057,652	Marqeta Inc, Class A *	14,650,482
5,017,585	Uber Technologies Inc *	132,966,003
		329,441,164
	Energy - Alternate Sources—0.25%
1,271,279	Stem Inc *	16,958,862
	Enterprise Software / Services—5.99%
1,268,294	Alteryx Inc, Class A * (a)	70,821,537
365,389	Atlassian Corp PLC, Class A * (a)	76,947,270
375,402	Bill.com Holdings Inc *	49,691,963
609,562	Coupa Software Inc *	35,842,246
2,875,913	Qualtrics International Inc, Class A *	29,276,794
1,743,909	SS&C Technologies Holdings Inc	83,271,655
4,997,503	UiPath Inc, Class A *	63,018,513
		408,869,978
	Finance - Credit Card—5.73%
182,610	American Express Co	24,635,915
590,870	Mastercard Inc, Class A (a)	168,007,976
1,117,259	Visa Inc, Class A (a)	198,481,061
		391,124,952
	Finance - Other Services—1.68%
1,271,429	Intercontinental Exchange Inc (a)	114,873,610
	Human Resources—0.78%
219,113	Paylocity Holding Corp * (a)	52,933,319
	Internet Content - Entertainment—3.50%
1,762,310	Meta Platforms Inc, Class A * (a)	239,110,221
	Medical Labs & Testing Services—0.28%
265,772	Catalent Inc *	19,231,262

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical - Biomedical / Genetics—4.38%
1,507,756	Akero Therapeutics Inc *	$51,339,092
2,466,847	Allovir Inc *	19,463,423
726,983	BioCryst Pharmaceuticals Inc *	9,159,986
560,059	Blueprint Medicines Corp *	36,902,288
606,811	Caribou Biosciences Inc *	6,401,856
580,495	Cerevel Therapeutics Holdings Inc *	16,404,789
844,943	Certara Inc *	11,220,843
471,124	IGM Biosciences Inc *	10,713,360
543,265	Keros Therapeutics Inc *	20,437,629
617,146	Sarepta Therapeutics Inc * (a)	68,219,319
805,936	TG Therapeutics Inc *	4,771,141
1,054,128	Ultragenyx Pharmaceutical Inc * (a)	43,651,440
		298,685,166
	Medical - Drugs—0.48%
1,050,914	ORIC Pharmaceuticals Inc *	3,362,925
736,968	PMV Pharmaceuticals Inc *	8,769,919
847,194	Rhythm Pharmaceuticals Inc *	20,756,253
		32,889,097
	Metal Processors & Fabrication—0.31%
367,334	Xometry Inc, Class A *	20,860,898
	Private Equity—0.40%
633,843	KKR & Co Inc	27,255,249
	REITS - Diversified—3.08%
483,065	American Tower Corp (a)	103,714,056
186,825	Equinix Inc (a)	106,273,533
		209,987,589
	Retail - Apparel / Shoes—0.80%
644,934	Ross Stores Inc	54,348,588
	Retail - Building Products—1.03%
373,711	Lowe’s Cos Inc	70,186,663
	Retail - Major Department Store—2.25%
2,472,977	TJX Companies Inc	153,621,331
	Retail - Restaurants—2.83%
97,260	Chipotle Mexican Grill Inc * (a)	146,158,438
438,909	Yum! Brands Inc (a)	46,673,583
		192,832,021
	Semiconductor Components - Integrated Circuits—4.98%
1,137,830	Analog Devices Inc (a)	158,545,232
1,605,732	QUALCOMM Inc	181,415,601
		339,960,833

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States (continued)
	Semiconductor Equipment—6.10%
595,082	KLA Corp (a)	$180,089,666
408,655	Lam Research Corp (a)	149,567,730
1,151,619	Teradyne Inc	86,544,168
		416,201,564
	Total United States (cost $4,979,393,740)	$5,204,700,372

	Uruguay—2.77%
	Commercial Services - Finance—0.17%
560,418	Dlocal Ltd *	11,499,777
	E-Commerce / Services—2.60%
214,729	MercadoLibre Inc * (a)	177,748,368
	Total Uruguay (cost $169,270,285)	$189,248,145
	Total Common Stock (cost $7,289,266,604)	$7,194,241,065

	Short-Term Securities—7.02%
	United States—7.02%
479,172,200	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 2.39% (a) (b)	$479,172,200
	Total United States (cost $479,172,200)	$479,172,200
	Total Short-Term Securities (cost $479,172,200)	$479,172,200
	Total Investments in Securities (cost $7,768,438,804) - 112.45%	$7,673,413,265
	Other Liabilities in Excess of Assets - (12.45%)	(849,460,712)
	Net Assets - 100.00%	$6,823,952,553

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.

(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2022. $473,477,374 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.

*	Non-income producing security.

ADR	American Depositary Receipt

REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	September 30, 2022 Percentage of Net Assets (%)
Aerospace / Defense	2.15
Aerospace / Defense – Equipment	4.76
Apparel Manufacturers	0.51
Applications Software	4.73
Athletic Equipment	0.27
Athletic Footwear	0.76
Audio / Video Products	2.45
Building Products – Cement / Aggregate	1.69
Casino Hotels	0.77
Coatings / Paint	1.17
Commercial Services – Finance	2.13
Commercial Services	0.26
Communications Software	2.02
Computer Aided Design	7.88
Computer Software	1.95
E-Commerce / Products	7.31
E-Commerce / Services	7.43
Energy – Alternate Sources	0.25
Enterprise Software / Services	6.12
Entertainment Software	0.96
Finance – Credit Card	5.73
Finance – Investment Banker / Broker	0.55
Finance – Other Services	2.02
Human Resources	0.78
Internet Application Software	0.31
Internet Content – Entertainment	3.50
Medical Labs & Testing Services	0.28
Medical – Biomedical / Genetics	4.38
Medical – Drugs	0.48
Metal Processors & Fabrication	0.31
Private Equity	0.40
Real Estate Management / Services	1.00
REITS – Diversified	3.08
Retail – Apparel / Shoes	0.80
Retail – Building Products	1.03
Retail – Major Department Store	2.25
Retail – Restaurants	2.83
Schools	0.68
Semiconductor Components – Integrated Circuits	7.47
Semiconductor Equipment	7.92
Short-Term Securities	7.02
Textile – Apparel	1.21
Transport – Services	0.71
Web Portals / ISP	2.14
Total Investments in Securities	112.45%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS

Notional Amount (USD)	Contracts		September 30, 2022 Fair Value
		Purchased Options – 10.88%
		Equity Options – 10.39%
		Equity Call Options – 4.09%
		Canada – 0.08%
		Internet Application Software – 0.08%
$30,100,000	12,040	Shopify Inc, Class A, 11/18/2022, $25.00	$5,297,600
		Total Canada (cost $13,641,671)	$5,297,600
		China – 0.88%
		E-Commerce / Products – 0.88%
49,525,000	9,905	JD.com Inc ADR, 12/16/2022, $50.00	5,398,225
69,545,000	19,870	Pinduoduo Inc ADR, 10/21/2022, $35.00	54,543,150
		Total China (cost $39,045,876)	$59,941,375
		Taiwan – 0.02%
		Semiconductor Components - Integrated Circuits – 0.02%
67,784,000	8,473	Taiwan Semiconductor Manufacturing Co Ltd ADR, 12/16/2022, $80.00	1,067,598
		Total Taiwan (cost $3,770,732)	$1,067,598
		United States – 3.11%
		Applications Software – 0.09%
117,758,500	5,011	Microsoft Corp, 11/18/2022, $235.00	6,013,200
		Auto - Cars / Light Trucks – 0.57%
289,770,000	11,145	Tesla Inc, 12/16/2022, $260.00	39,007,500
		Beverages - Non-alcoholic – 0.01%
59,610,000	9,935	Coca-Cola Co, 11/18/2022, $60.00	596,100
		Commercial Services - Finance – 0.02%
37,522,500	5,003	Block Inc, 12/16/2022, $75.00	1,055,633
		Communications Software – 0.01%
44,670,000	7,445	RingCentral Inc, Class A, 12/16/2022, $60.00	595,600
		Computers – 0.07%
308,062,500	19,875	Apple Inc, 11/18/2022, $155.00	4,571,250
		Data Processing / Management – 0.03%
70,112,000	10,016	DocuSign Inc, 12/16/2022, $70.00	2,423,872
		E-Commerce / Products – 0.31%
232,353,000	21,123	Amazon.com Inc, 11/18/2022, $110.00	21,123,000
		E-Commerce / Services – 0.12%
181,500,000	968	Booking Holdings Inc, 1/20/2023, $1,875.00	7,453,600
74,232,000	12,372	DoorDash Inc, Class A, 10/21/2022, $60.00	890,784
			8,344,384

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (continued)

Notional Amount (USD)	Contracts		September 30, 2022 Fair Value
		Equity Call Options (continued)
		United States (continued)
		Electronic Components - Semiconductors – 0.11%
$59,538,000	9,923	Advanced Micro Devices Inc, 11/18/2022, $60.00	$7,690,325
		Enterprise Software / Services – 0.00%
87,624,000	4,868	Salesforce Inc, 11/18/2022, $180.00	326,156
		Finance - Credit Card – 0.14%
167,130,000	12,380	American Express Co, 11/18/2022, $135.00	9,780,200
		Finance - Other Services – 0.03%
20,040,000	2,672	Coinbase Global Inc, Class A, 12/16/2022, $75.00	2,351,360
		Hotels & Motels – 0.62%
112,770,000	11,277	Hilton Worldwide Holdings Inc, 10/21/2022, $100.00	23,681,700
70,702,000	6,148	Marriott International Inc, Class A, 1/20/2023, $115.00	18,566,960
			42,248,660
		Internet Content - Entertainment – 0.80%
307,787,500	24,623	Meta Platforms Inc, Class A, 1/20/2023, $125.00	54,663,060
		Multimedia – 0.08%
70,461,500	7,417	Walt Disney Co, 12/16/2022, $95.00	5,266,070
		Semiconductor Components - Integrated Circuits – 0.08%
53,988,000	4,908	QUALCOMM Inc, 12/16/2022, $110.00	5,570,580
		Web Portals / ISP – 0.02%
52,206,000	4,972	Alphabet Inc, Class A, 11/18/2022, $105.00	1,158,476
		Total United States (cost $470,201,875)	$212,785,426
		Total Equity Call Options (cost $526,660,154)	$279,091,999

		Equity Put Options – 6.30%
		United States – 6.30%
		Communications Software – 0.67%
112,562,500	9,005	Zoom Video Communications Inc, Class A, 10/21/2022, $125.00	45,925,500
		Growth & Income - Large Cap – 1.30%
1,312,524,000	36,459	SPDR S&P 500 ETF Trust, 3/17/2023, $360.00	88,814,124
		Sector Fund - Technology – 4.33%
553,001,000	19,069	Invesco QQQ Trust Series 1, 12/16/2022, $290.00	52,096,508
1,414,114,000	54,389	Invesco QQQ Trust Series 1, 3/17/2023, $260.00	98,389,701
1,914,068,500	72,229	Invesco QQQ Trust Series 1, 3/17/2023, $265.00	144,891,374
			295,377,583
		Total United States (cost $369,530,108)	$430,117,207
		Total Equity Put Options (cost $369,530,108)	$430,117,207
		Total Equity Options (cost $896,190,262)	$709,209,206

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (continued)

Notional Amount (USD)	Contracts			September 30, 2022 Fair Value
		Currency Put Options – 0.49%
		United States – 0.49%
		Currency – 0.49%

			Counterparty
$339,773,556	339,773,556	USD / BRL, 12/16/2022, $5.35	Morgan Stanley & Co., Inc	$18,034,981
614,970,266	614,970,266	USD / CNH, 12/16/2022, $7.00	Merrill Lynch Professional Clearing Corp	15,165,355
		Total United States (cost $20,055,408)		$33,200,336
		Total Currency Put Options (cost $20,055,408)		$33,200,336
		Total Purchased Options (cost $916,245,670)		$742,409,542

ADR	American Depositary Receipt
BRL	Brazilian Real
CNH	Chinese Renminbi Yuan
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (concluded)

Purchased Options – By Industry	September 30, 2022 Percentage of Net Assets (%)
Applications Software	0.09
Auto – Cars / Light Trucks	0.57
Beverages – Non-alcoholic	0.01
Commercial Services – Finance	0.02
Communications Software	0.68
Computers	0.07
Currency	0.49
Data Processing / Management	0.03
E-Commerce / Products	1.19
E-Commerce / Services	0.12
Electronic Components – Semiconductors	0.11
Enterprise Software / Services	0.00
Finance – Credit Card	0.14
Finance – Other Services	0.03
Growth & Income – Large Cap	1.30
Hotels & Motels	0.62
Internet Application Software	0.08
Internet Content – Entertainment	0.80
Multimedia	0.08
Sector Fund – Technology	4.33
Semiconductor Components – Integrated Circuits	0.10
Web Portals / ISP	0.02
Total Purchased Options	10.88%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2022 Fair Value
	Securities Sold, Not Yet Purchased—40.34%
	Common Stocks—40.34%
	Brazil—0.01%
	Commercial Services - Finance—0.01%
58,285	StoneCo Ltd, Class A	$555,456
	Total Brazil (proceeds $3,445,838)	$555,456

	Canada—0.43%
	Medical - Drugs—0.01%
315,903	Canopy Growth Corp	862,356
	Private Equity—0.42%
699,330	Brookfield Asset Management Inc, Class A	28,595,604
	Total Canada (proceeds $47,654,903)	$29,457,960

	China—1.18%
	Auto - Cars / Light Trucks—0.19%
551,853	Li Auto Inc ADR	12,698,138
	Computer Software—0.00%
306,290	Tuya Inc	284,758
	Computers—0.06%
5,868,000	Lenovo Group Ltd	4,081,489
	Internet Content - Information / Networks—0.83%
3,495,600	Kuaishou Technology	22,688,292
995,600	Tencent Holdings Ltd	33,787,416
		56,475,708
	Metal - Aluminum—0.02%
6,610,800	China Zhongwang Holdings Ltd	1,414,813
	Retail - Drug Store—0.08%
2,940,900	Ping An Healthcare and Technology Co Ltd	5,544,697
	Total China (proceeds $124,222,093)	$80,499,603

	France—0.36%
	Advertising Services—0.24%
337,987	Publicis Groupe SA	16,191,228
	REITS - Regional Malls—0.12%
459,671	Klepierre SA	8,060,669
	Total France (proceeds $27,736,338)	$24,251,897

	Germany—1.05%
	Enterprise Software / Services—1.05%
871,332	SAP SE	71,804,865
	Total Germany (proceeds $107,285,066)	$71,804,865

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	Hong Kong—0.52%
	Electric - Integrated—0.27%
3,603,800	Power Assets Holdings Ltd	$18,088,093
	Wireless Equipment—0.25%
15,102,400	Xiaomi Corp, Class B	17,238,118
	Total Hong Kong (proceeds $72,611,807)	$35,326,211

	Israel—0.66%
	Applications Software—0.34%
202,202	Monday.com Ltd	22,917,575
	Computer Data Security—0.21%
130,156	Check Point Software Technologies Ltd	14,580,075
	Internet Application Software—0.11%
97,165	Wix.com Ltd	7,601,218
	Total Israel (proceeds $48,484,797)	$45,098,868

	Switzerland—0.65%
	Computers - Peripheral Equipment—0.23%
336,208	Logitech International SA	15,465,568
	Medical - Drugs—0.42%
380,057	Novartis AG ADR	28,888,133
	Total Switzerland (proceeds $56,388,770)	$44,353,701

	Taiwan—0.20%
	Semiconductor Components - Integrated Circuits—0.20%
2,541,575	United Microelectronics Corp ADR	14,156,573
	Total Taiwan (proceeds $27,336,641)	$14,156,573

	United States—35.28%
	Advertising Agencies—0.94%
1,052,973	Interpublic Group of Cos Inc	26,956,109
585,729	Omnicom Group Inc	36,953,643
		63,909,752
	Advertising Services—0.19%
217,300	Trade Desk Inc, Class A	12,983,675
	Apparel Manufacturers—0.21%
2,047,514	Hanesbrands Inc	14,250,697
	Appliances—0.30%
153,466	Whirlpool Corp	20,688,751
	Applications Software—1.41%
1,521,715	C3.ai Inc, Class A	19,021,438
204,387	ServiceNow Inc	77,178,575
		96,200,013
	Auto - Cars / Light Trucks—2.68%
689,592	Tesla Inc	182,914,278

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States (continued)
	Beverages - Non-alcoholic—0.54%
654,981	Coca-Cola Co	$36,692,036
	Commercial Services - Finance—0.31%
503,493	H&R Block Inc	21,418,592
	Computer Data Security—0.85%
213,936	Qualys Inc	29,820,539
172,303	Rapid7 Inc	7,391,799
125,805	Zscaler Inc	20,678,568
		57,890,906
	Computer Software—1.26%
355,219	Akamai Technologies Inc	28,531,190
20,325	Bandwidth Inc, Class A	241,868
325,505	Braze Inc, Class A	11,337,339
143,977	Cloudflare Inc, Class A	7,963,368
221,852	Fastly Inc, Class A	2,032,164
92,870	HashiCorp Inc, Class A	2,989,485
456,099	SolarWinds Corp	3,534,767
229,176	Splunk Inc	17,234,035
392,451	Teradata Corp	12,189,528
		86,053,744
	Computers—0.16%
434,900	HP Inc	10,837,708
	Computers - Memory Devices—0.43%
553,113	Seagate Technology Holdings PLC	29,442,205
	Consulting Services—0.44%
174,417	Verisk Analytics Inc	29,743,331
	Consumer Products - Miscellaneous—1.25%
755,871	Kimberly-Clark Corp	85,065,722
	Cosmetics & Toiletries —0.91%
628,115	Colgate-Palmolive Co	44,125,079
143,917	Procter & Gamble Co	18,169,521
		62,294,600
	Data Processing / Management—0.37%
478,049	DocuSign Inc	25,561,280
	Diversified Manufacturing Operations—0.18%
255,131	A O Smith Corp	12,394,264
	E-Commerce / Products—0.68%
512,022	Poshmark Inc, Class A	8,023,385
1,179,680	Wayfair Inc, Class A	38,398,584
		46,421,969
	E-Commerce / Services—0.09%
266,877	TripAdvisor Inc	5,892,644

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States (continued)
	Electric - Distribution—0.72%
575,311	Consolidated Edison Inc	$49,338,671
	Electric - Integrated—1.75%
470,754	Duke Energy Corp	43,789,537
959,443	PPL Corp	24,321,880
756,022	Southern Co	51,409,496
		119,520,913
	Electronic Components - Semiconductors—3.68%
367,072	GLOBALFOUNDRIES Inc	17,747,931
392,043	Marvell Technology Inc	16,822,565
1,293,380	NVIDIA Corp	157,003,398
382,728	Texas Instruments Inc	59,238,640
		250,812,534
	Electronic Forms—1.41%
349,910	Adobe Inc	96,295,232
	Enterprise Software / Services—1.53%
48,576	HubSpot Inc	13,121,349
2,476,332	Palantir Technologies Inc, Class A	20,132,579
65,665	Salesforce Inc	9,445,254
205,302	Veeva Systems Inc, Class A	33,850,194
182,712	Workday Inc, Class A	27,812,421
		104,361,797
	Finance - Credit Card—0.25%
1,267,809	Western Union Co	17,115,422
	Food - Confectionery—0.31%
155,010	J M Smucker Co	21,299,924
	Food - Miscellaneous / Diversified—3.31%
1,226,106	Campbell Soup Co	57,774,115
1,291,112	Conagra Brands Inc	42,128,985
755,303	General Mills Inc	57,863,763
982,031	Kellogg Co	68,408,279
		226,175,142
	Internet Application Software—0.19%
225,205	Okta Inc	12,807,408
	Internet Infrastructure Software—0.60%
282,489	F5 Inc	40,884,633
	Investment Management / Advisory Services—2.32%
587,570	Apollo Global Management Inc	27,322,005
912,706	Franklin Resources Inc	19,641,433
1,060,823	T Rowe Price Group Inc	111,397,023
		158,360,461
	Medical - Biomedical / Genetics—0.85%
256,202	Amgen Inc	57,747,931

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2022 Fair Value
	Common Stocks (continued)
	United States (continued)
	Networking Products—0.50%
853,340	Cisco Systems Inc	$34,133,600
	Real Estate Management / Services—0.09%
772,589	Anywhere Real Estate Inc	6,265,697
	REITS - Health Care—0.25%
425,774	Ventas Inc	17,103,342
	REITS - Office Property—0.92%
220,095	Boston Properties Inc	16,500,522
636,358	Brandywine Realty Trust	4,295,417
354,845	Douglas Emmett Inc	6,362,371
529,256	Hudson Pacific Properties Inc	5,795,353
513,277	SL Green Realty Corp	20,613,204
411,130	Vornado Realty Trust	9,521,771
		63,088,638
	REITS - Shopping Centers—1.00%
240,175	Federal Realty Investment Trust	21,644,571
1,083,593	Kimco Realty Corp	19,948,947
491,960	Regency Centers Corp	26,492,046
		68,085,564
	REITS - Warehouse / Industrial—0.65%
438,590	Prologis Inc	44,560,744
	Retail - Apparel / Shoes—0.02%
307,353	Chico’s FAS Inc	1,487,589
	Retail - Bedding—0.01%
111,936	Bed Bath & Beyond Inc	681,690
	Retail - Major Department Store—0.27%
1,099,569	Nordstrom Inc	18,395,789
	Retail - Miscellaneous / Diversified—0.22%
1,194,831	Sally Beauty Holdings Inc	15,054,871
	Retail - Regional Department Store—0.49%
1,101,169	Kohl’s Corp	27,694,400
346,483	Macy’s Inc	5,429,389
		33,123,789
	Retail - Restaurants—0.10%
232,922	Cheesecake Factory Inc	6,819,956
	Telecommunication Equipment—0.31%
799,986	Juniper Networks Inc	20,895,634
	Telephone - Integrated—0.33%
1,463,671	AT&T Inc	22,452,712
	Total United States (proceeds $3,109,171,382)	$2,407,525,850
	Total Common Stocks (proceeds $3,624,337,635)	$2,753,030,984
	Total Securities Sold, Not Yet Purchased (proceeds $3,624,337,635)	$2,753,030,984

ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased - By Industry	September 30, 2022 Percentage of Net Assets (%)
Advertising Agencies	0.94
Advertising Services	0.43
Apparel Manufacturers	0.21
Appliances	0.30
Applications Software	1.75
Auto - Cars / Light Trucks	2.87
Beverages - Non-alcoholic	0.54
Commercial Services - Finance	0.32
Computer Data Security	1.06
Computer Software	1.26
Computers	0.22
Computers - Memory Devices	0.43
Computers - Peripheral Equipment	0.23
Consulting Services	0.44
Consumer Products - Miscellaneous	1.25
Cosmetics & Toiletries	0.91
Data Processing / Management	0.37
Diversified Manufacturing Operations	0.18
E-Commerce / Products	0.68
E-Commerce / Services	0.09
Electric - Distribution	0.72
Electric - Integrated	2.02
Electronic Components - Semiconductors	3.68
Electronic Forms	1.41
Enterprise Software / Services	2.58
Finance - Credit Card	0.25
Food - Confectionery	0.31
Food - Miscellaneous / Diversified	3.31
Internet Application Software	0.30
Internet Content - Information / Networks	0.83
Internet Infrastructure Software	0.60
Investment Management / Advisory Services	2.32
Medical - Biomedical / Genetics	0.85
Medical - Drugs	0.43
Metal - Aluminum	0.02
Networking Products	0.50
Private Equity	0.42
Real Estate Management / Services	0.09
REITS - Health Care	0.25
REITS - Office Property	0.92
REITS - Regional Malls	0.12
REITS - Shopping Centers	1.00
REITS - Warehouse / Industrial	0.65
Retail - Apparel / Shoes	0.02
Retail - Bedding	0.01
Retail - Drug Store	0.08
Retail - Major Department Store	0.27
Retail - Miscellaneous / Diversified	0.22
Retail - Regional Department Store	0.49
Retail - Restaurants	0.10
Semiconductor Components - Integrated Circuits	0.20
Telecommunication Equipment	0.31
Telephone - Integrated	0.33
Wireless Equipment	0.25
Total Securities Sold, Not Yet Purchased	40.34%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Swap Contracts—0.19%
	Total Return Swap Contracts - Appreciation—3.44%
	Australia — 0.31%
	Commercial Banks Non-US — 0.26%
$(20,961,404)	12/23/2024	Bank of Queensland Ltd	$6,328,997
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Bank of Queensland Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(31,148,820)	12/23/2024	Commonwealth Bank of Australia	2,101,733
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Commonwealth Bank of Australia in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(79,978,086)	12/23/2024	Westpac Banking Corp	9,235,327
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			17,666,057
	Retail - Building Products—0.05%
(24,360,090)	12/23/2024	Wesfarmers Ltd	3,223,636
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Wesfarmers Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$20,889,693
	Brazil — 0.08%
	Commercial Services - Finance — 0.08%
(9,843,719)	1/31/2023	Cielo SA	5,078,370
		Agreement with Morgan Stanley, dated 01/30/2019 to deliver the total return of the shares of Cielo SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.00%**.
	Total Brazil		$5,078,370
	Japan — 0.63%
	Audio / Video Products — 0.19%
(38,271,263)	3/4/2024	Sharp Corp	12,861,975
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Sharp Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.88%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	Japan (continued)
	Bicycle Manufacturing — 0.04%
$(35,142,077)	3/4/2024	Shimano Inc	$2,822,328
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Shimano Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Building Products - Air & Heating — 0.02%
(35,036,540)	3/4/2024	Daikin Industries Ltd	1,187,989
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Daikin Industries Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	E-Commerce / Products — 0.08%
(9,056,563)	3/4/2024	Rakuten Group Inc	5,127,312
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Rakuten Group Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Electric - Integrated — 0.05%
(16,266,139)	3/4/2024	Chubu Electric Power Co Inc	2,445,177
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Chubu Electric Power Co Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(19,724,370)	3/4/2024	Tokyo Electric Power Co Holdings Inc	1,221,513
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Holdings Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			3,666,690
	Office Automation & Equipment — 0.04%
(14,072,027)	3/4/2024	Canon Inc	1,060,128
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Canon Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	Japan (continued)
	Office Automation & Equipment (continued)
$(2,908,700)	3/4/2024	Konica Minolta Inc	$892,738
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Konica Minolta Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(3,860,077)	3/4/2024	Ricoh Co Ltd	1,012,675
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			2,965,541
	Photo Equipment & Supplies — 0.02%
(3,453,598)	3/4/2024	Nikon Corp	1,323,313
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Semiconductor Equipment — 0.19%
(35,433,522)	3/4/2024	Advantest Corp	13,017,808
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Advantest Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$42,972,956
	Netherlands — 0.00%
	Music — 0.00%
(23,740,876)	2/26/2024	Universal Music Group NV	252,445
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Universal Music Group NV in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total Netherlands		$252,445
	Taiwan — 0.11%
	Computers - Peripheral Equipment — 0.00%
(220,254)	9/16/2024	Innolux Display Corp	12,157
		Agreement with Morgan Stanley, dated 09/22/2022 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 9.75%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	Taiwan (continued)
	Electronic Components - Miscellaneous — 0.02%
$(5,688,367)	9/16/2024	AUO Corp	$1,113,427
		Agreement with Morgan Stanley, dated 09/22/2022 to deliver the total return of the shares of AUO Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 18.00%**.
	Semiconductor Components - Integrated Circuits — 0.09%
(10,490,149)	3/4/2024	Novatek Microelectronics Corp	5,077,561
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Novatek Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 3.50%**.
(4,476,606)	3/4/2024	United Microelectronics Corp	1,269,786
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 2.75%**.	6,347,347
	Total Taiwan		$7,472,931
	United Kingdom — 0.34%
	Cosmetics & Toiletries — 0.11%
(46,689,626)	2/26/2024	Unilever PLC	7,573,359
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Unilever PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Food - Retail — 0.14%
(13,357,985)	12/11/2023	Marks & Spencer Group PLC	9,305,405
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Retail - Apparel / Shoes — 0.09%
(16,233,063)	12/11/2023	Next PLC	6,287,211
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$23,165,975

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	United States — 1.97%
	Web Portals / ISP — 1.97%
$221,823,703	3/4/2024	Alphabet Inc, Class A	$134,535,698
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$134,535,698
	Total Return Swap Contracts - Appreciation ****		$234,368,068

	Total Return Swap Contracts - Depreciation — 3.25%
	Brazil — 1.21%
	Finance - Other Services — 0.18%
108,155,246	1/31/2023	B3 SA - Brasil Bolsa Balcao	12,212,710
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA - Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Retail - Discount — 1.03%
124,811,449	1/31/2023	Magazine Luiza SA	69,982,967
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of Magazine Luiza SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$82,195,677

	China—0.62%
	Applications Software—0.62%
104,996,334	7/11/2024	Glodon Co Ltd, Class A	42,448,822
		Agreement with Morgan Stanley, dated 07/10/2020 to receive the total return of the shares of Glodon Co Ltd, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Total China		$42,448,822

	Ireland—0.12%
	Commercial Services - Finance—0.12%
25,050,229	12/11/2023	Experian PLC	8,191,791
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Experian PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Ireland		$8,191,791

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Depreciation (continued)
	South Korea — 0.29%
	Petrochemicals — 0.29%
$59,331,320	8/9/2023	LG Chem Ltd	$19,771,360
		Agreement with Morgan Stanley, dated 08/09/2021 to receive the total return of the shares of LG Chem Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
	Total South Korea		$19,771,360

	Spain — 0.07%
	Building - Heavy Construction — 0.07%
55,991,532	2/26/2024	Cellnex Telecom SA	4,858,354
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Spain		$4,858,354

	Taiwan — 0.10%
	Computers - Peripheral Equipment — 0.02%
220,254	9/16/2024	Innolux Display Corp	12,710
		Agreement with Morgan Stanley, dated 09/22/2022 to receive the total return of the shares of Innolux Display Corp in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.00%**.
(7,288,475)	3/4/2024	Innolux Display Corp	1,217,893
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 9.75%**.	1,230,603
	Electronic Components - Miscellaneous — 0.08%
5,688,367	9/16/2024	AUO Corp	1,146,480
		Agreement with Morgan Stanley, dated 09/22/2022 to receive the total return of the shares of AUO Corp in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.00%**.
(10,283,574)	3/4/2024	AUO Corp	4,486,341
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AUO Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 15.00%**.	5,632,821
	Total Taiwan		$6,863,424

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2022 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Depreciation (continued)
	United States — 0.84%
	Private Equity — 0.84%
$223,030,136	3/4/2024	Carlyle Group Inc	$57,323,256
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$57,323,256
	Total Return Swap Contracts - Depreciation *****		$221,652,684
	Total Swap Contracts, net		$12,715,384

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.
**	The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2022.
***	The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.
****	Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
*****	Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	September 30, 2022 Percentage of Net Assets (%)
Applications Software	(0.62)
Audio / Video Products	0.19
Bicycle Manufacturing	0.04
Building Products - Air & Heating	0.02
Building - Heavy Construction	(0.07)
Commercial Banks Non-US	0.26
Commercial Services - Finance	(0.04)
Computers - Peripheral Equipment	(0.02)
Cosmetics & Toiletries	0.11
E-Commerce / Products	0.08
Electric - Integrated	0.05
Electronic Components - Miscellaneous	(0.06)
Finance – Other Services	(0.18)
Food – Retail	0.14
Music	0.00
Office Automation & Equipment	0.04
Petrochemicals	(0.29)
Photo Equipment & Supplies	0.02
Private Equity	(0.84)
Retail – Apparel / Shoes	0.09
Retail – Apparel - Building Products	0.05
Retail – Discount	(1.03)
Semiconductor Components - Integrated Circuits	0.09
Semiconductor Equipment	(0.19)
Web Portals / ISP	1.97
Total Swap Contracts	0.19%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022
Investment Income
Dividends (net of foreign withholding tax of $3,420,279)	$66,107,872
Interest	32,248,590
Other	46,152
Total investment income	98,402,614
Expenses
Management fees	145,746,072
Stock loan fees	83,824,600
Dividends on securities sold, not yet purchased	77,560,480
Distribution and shareholder servicing fees - Class A Shares	56,423,428
Administration fees	4,268,644
Custody fees	1,941,382
Interest expense	1,884,211
Transfer agent fees	1,855,898
Professional fees	622,314
Insurance expense	214,628
Registration fees	184,126
Trustees’ fees	115,000
Miscellaneous expense	4,776,580
Total expenses	379,417,363
Net investment loss	(281,014,749)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	(396,257,257)
Purchased options	(900,647,018)
Securities sold, not yet purchased	299,296,706
Written options	26,165,123
Total return swap contracts	(127,132,195)
Foreign currency transactions	(6,298,063)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	(1,104,872,704)
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	(4,403,783,992)
Purchased options	51,237,882
Securities sold, not yet purchased	857,565,283
Written options	(20,566,480)
Total return swap contracts	(262,976,689)
Foreign currency transactions	874,868
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	(3,777,649,128)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	(4,882,521,832)
Net decrease in net assets resulting from operations	$(5,163,536,581)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From operations:
Net investment loss	$(281,014,749)	$(328,625,335)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	(1,104,872,704)	110,789,967
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	(3,777,649,128)	177,261,628
Net increase/(decrease) in net assets resulting from operations	(5,163,536,581)	(40,573,740)
Distributions to shareholders:
Class A ($0.3984 and $1.0557 per share for each period respectively)	(155,613,597)	(315,017,906)
Class W ($0.3984 and $1.0557 per share for each period respectively)	(61,236,371)	(116,147,013)
Net decrease in net assets resulting from distributions to shareholders	(216,849,968)	(431,164,919)
From transactions in shares:
Proceeds from sales of shares
Class A	712,138,411	2,598,888,546
Class W	261,484,564	948,778,180
Total proceeds from sale of shares	973,622,975	3,547,666,726
Reinvestment of distributions
Class A	150,544,672	304,922,286
Class W	50,279,183	93,177,065
Total reinvestment of distributions	200,823,855	398,099,351
Payment for shares repurchased
Class A	(797,592,726)	(254,037,206)
Class W	(389,652,766)	(117,375,741)
Total payment for shares repurchased	(1,187,245,492)	(371,412,947)
Exchange of shares
Class A	(5,414,223)	(18,452,424)
Class W	5,414,223	18,452,424
Total exchange of shares	—	—
Net increase/(decrease) in net assets from transactions in shares	(12,798,662)	3,574,353,130
Net increase/(decrease) in net assets	(5,393,185,211)	3,102,614,471
Net assets at beginning of period	12,217,137,764	9,114,523,293
Net assets at end of period	$6,823,952,553	$12,217,137,764

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2022
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(5,163,536,581)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of investment securities	19,237,450,525
Purchases of investment securities	(17,479,712,670)
Proceeds from securities sold short, not yet purchased	11,176,643,931
Cover of securities sold short, not yet purchased	(10,248,528,035)
Proceeds from sales of short-term investment securities	1,405,876,787
Purchases of short-term investment securities	(1,382,801,612)
Proceeds from sales of purchased options	3,192,058,251
Purchases of purchased options	(4,225,813,391)
Premiums received from written options	258
Cover of written options	(49,373,281)
Proceeds from swap contracts	(127,132,195)
Net realized (gain)/loss from investment activities, foreign currency transactions, written options, purchased options and total return swaps	1,104,872,704
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swaps	3,777,649,128
Changes in assets and liabilities related to operations:
Increase in deposits at brokers for securities sold, not yet purchased	(1,236,299,752)
Increase in receivable for investment securities sold	(251,869,543)
Decrease in cash collateral received for total return swap contracts	253,190,000
Increase in interest receivable	(5,832,602)
Decrease in variation margin receivable	9,786,689
Decrease in dividends receivable	389,474
Decrease in other assets	25,791
Decrease in due from brokers	112,485,652
Increase in payable for investment securities purchased	177,693,382
Decrease in due to brokers	(262,699,950)
Decrease in management fees payable	(6,670,829)
Increase in stock loan fee payable	569,834
Increase in due to custodian	5,391,381
Decrease in dividends payable on securities sold, not yet purchased	(752,227)
Decrease in distribution and shareholder servicing fees payable	(2,553,256)
Decrease in administration fees payable	(509,542)
Increase in professional fees payable	45,922
Decrease in miscellaneous expenses payable	(298,051)
Net cash provided by operating activities	9,746,192

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CASH FLOWS (concluded)

For the Year Ended September 30, 2022
Cash flows from financing activities
Net proceeds from sale of shares	$973,622,975
Distributions to shareholders, including the change in withdrawals payable	121,251,079
Payment for shares repurchased	(1,187,245,492)
Net cash used in financing activities	(92,371,438)
Effect of exchange rate on cash	(5,423,195)
Net change in cash and cash equivalents and restricted cash	(88,048,441)
Cash and cash equivalents and restricted cash at beginning of period	121,754,766
Cash and cash equivalents and restricted cash at end of period	$33,706,325
Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,701,669
Supplemental Disclosure of Non-Cash Financing Activities
Distributions to shareholders	$(200,823,855)
Reinvestment of distributions	$200,823,855

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon are registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest in Class A Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to distribution and shareholder servicing fees and Selling Agents who do not charge a front end load may charge their clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower, in the aggregate, than a front end load). Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,200,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month).

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

1. Organization (continued)

Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2022, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2022.

	Level 1	Level 2	Level 3	Balance September 30, 2022
Assets
Investment Securities
Common Stocks	$7,194,241,065	$—	$—	$7,194,241,065
Short-Term Securities	479,172,200	—	—	479,172,200
Purchased Options	709,209,206	33,200,336	—	742,409,542
Unrealized Appreciation on Total Return Swap Contracts	—	234,368,068	—	234,368,068
Total Assets	$8,382,622,471	$267,568,404	$—	$8,650,190,875

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$2,751,616,171	$1,414,813	$—	$2,753,030,984
Unrealized Depreciation on Total Return Swap Contracts	—	221,652,684	—	221,652,684
Total Liabilities	$2,751,616,171	$223,067,497	$—	$2,974,683,668

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2022 the Fund held $29,587,929 in cash equivalents in a BNY Mellon overnight interest-bearing account, $6,869 in U.S. Dollars and $4,111,525 in U.S. Dollars restricted cash. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., as of September 30, 2022 the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc. and Merrill Lynch Professional Clearing Corp.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from brokers primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Due to brokers also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

2. Significant Accounting Policies (continued)

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2022, the amount of such cash collateral received was $7,720,000 and the amount of Variation Margin Receivable was $4,995,384 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2022, Management Fees totaled $145,746,072, included in the Statement of Operations, of which $9,215,629 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

4. Incentive Fee (continued)

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2022, there were no Incentive Fees earned by the Adviser.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2022, Distribution and Shareholder Servicing Fees amounted to $56,423,428 and is included in the Statement of Operations. At September 30, 2022, $3,598,317 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2022, administration fees amounted to $4,268,644, as presented in the Statement of Operations. At September 30, 2022, $818,738 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing three months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $57,500 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term investment securities, for the year ended September 30, 2022 amounted to $17,479,712,670 and $19,237,450,525, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended September 30, 2022 amounted to $11,176,643,931 and $10,248,528,035, respectively. For the year ended September 30, 2022, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2022, the average daily amount of such borrowings was $19,756,109 and the daily weighted average annualized interest rate was 1.74%. At September 30, 2022, the total amount of such borrowings was $281,743, presented as part of due to brokers in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended September 30, 2022 Shares		For the Year Ended September 30, 2021 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the period	383,225,892	149,786,389	282,306,893	100,899,356
Shares sold	33,862,979	16,934,826	99,834,560	49,291,596
Shares reinvested	6,312,145	2,855,149	11,750,377	4,873,278
Shares repurchased	(46,457,223)	(31,116,156)	(9,963,321)	(6,228,967)
Shares exchanged *	(318,082)	429,455	(702,617)	951,126
Net increase (decrease)	(6,600,181)	(10,896,726)	100,918,999	48,887,033
Shares at the end of the period	376,625,711	138,889,663	383,225,892	149,786,389

*	For the year ended September 30, 2022 and year ended September 30, 2021, $5,414,223 and $18,452,424 represent the value of Class A and W Shares exchanged, in the aggregate, respectively. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2022, the Adviser and its affiliates own 12,487.735 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

The continuing Coronavirus (“COVID-19”) pandemic may adversely affect the value and the performance of the Fund’s investments. The outbreak of COVID-19 and new variants of COVID-19 continue to exist both in the U.S. and globally, and related government and private sector responsive actions may adversely affect the Fund’s investments. The extent to which COVID-19 impacts the Fund’s results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions taken to contain it or treat its impact.

In February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russian military action in the Ukraine, resulting sanctions and resulting future market disruptions, including declines in stock markets in Russia and elsewhere and the value of the ruble against the U.S. dollar, are impossible to predict, but have been and could continue to be significant. Any such disruptions caused by Russian military or other actions (including cyberattacks and espionage) or resulting from actual or threatened responses to such actions have caused and could continue to cause disruptions to portfolio companies located in Europe or that have substantial business relationships with European or Russian companies. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but have been and could continue to be substantial. Any such market disruptions could affect the operations of the Fund’s portfolio companies and, as a result, could have a material adverse effect on the Fund’s business, financial condition and results of operations.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk). The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2022, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2022, the Fund held no positions of the above-mentioned investments.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2022, the fair value of the above-mentioned investments was $479,172,200 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

d. Total Return Swaps (continued)

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2022, the net amount of the fair value of the above-mentioned investments was $12,715,384 and is presented as unrealized appreciation on total return swap contracts and unrealized depreciation on total return swap contracts on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2022, the net fair value of the above-mentioned investments was $709,209,206 and is presented as part of purchased options in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2022, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2022, the net fair value of the currency options was $33,200,336 and is presented as part of purchased options in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty (a) fails to post collateral, (b) fails to comply with any restrictions or provisions, or (c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to not offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2022 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2022, as disclosed in the table below. The aggregate fair value of cash and securities posted as collateral as of September 30, 2022 was $473,477,374. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2022, no event occurred that triggered a credit-risk-related contingent feature.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Assets and Derivative Assets

	Gross Amount of Recognized Assets			Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities	Gross Amounts Offset	Net Amounts of Assets	Financial Instruments	Cash or Securities Collateral Received (a)	Net Amount
Total return swap contracts	$234,368,068	$(221,652,684)	$12,715,384	$—	$12,715,384	$—
Purchased options	$742,409,542	$—	$742,409,542	$—	$—	$742,409,542

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amount of Recognized Liabilities			Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities	Gross Amounts Offset	Net Amounts of Liabilities	Financial Instruments	Cash or Securities Collateral Pledged (a)	Net Amount
Total return swap contracts	$221,652,684	$(221,652,684)	$ —	$—	$ —	$ —

(a)	As of September 30, 2022, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 2022 the amount of cash or securities collateral received from the counterparty is $7,720,000 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $473,477,374. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury Obligations Cash Management, Institutional investment, as noted within the Schedule of Investments.

The fair value of derivative instruments as of September 30, 2022 was as follows:

	Fair Value on the Statement of Assets and Liabilities
Asset derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$234,368,068	$—
Purchased options (b)	709,209,206	33,200,336
Total	$943,577,274	$33,200,336

	Fair Value on the Statement of Assets and Liabilities
Liability derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (c)	$221,652,684	$—
Total	$221,652,684	$—

(a)	Presented as part of unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.
(c)	Presented as part of unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

12. Balance Sheet Offsetting (continued)

Effect of derivative instruments trading activities for the year ended September 30, 2022:

	Realized gain/(loss) recognized on the Statement of Operations
Derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$(127,132,195)	$—
Purchased options (b)	(857,304,353)	(43,342,665)
Written options (c)	26,027,665	137,458
Total	$(958,408,883)	$(43,205,207)

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.
(c)	Presented as part of net realized gain/(loss) from written options in the Statement of Operations.

	Net change in unrealized gain/(loss) recognized on the Statement of Operations
Derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$(262,976,689)	$—
Purchased options (b)	24,100,497	27,137,385
Written options (c)	(20,508,276)	(58,204)
Total	$(259,384,468)	$27,079,181

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.
(c)	Presented as part of net change in unrealized appreciation/depreciation from written options in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2022 are as follows:

Derivatives not accounted for as hedging instruments	Derivative Volume
Total return swap contracts (a)	$280,838,447
Purchased options (b)	887,984,416
Written options (c)	(8,713,148)

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.
(c)	Average cost basis of the written options at the end of each month of the Fiscal Period.

13. Federal Tax Information

During the year ended September 30, 2022, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2022, the Fund had $176,196,385 of capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2021

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

13. Federal Tax Information (continued)

and certain ordinary losses realized after December 31, 2021 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2022, the Fund incurred and elected to defer qualified late-year ordinary loss of $212,106,068 and post-October capital losses of $412,578,858.

As of September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	—
Accumulated realized capital and other losses:	(800,881,311)
Net unrealized appreciation/depreciation:	(38,819,336)
Total	$(839,700,647)

As of September 30, 2022, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including purchased options were as follows:

Excess of value over tax cost gross appreciation	$1,766,322,764
Excess of tax cost over value gross depreciation	(2,689,179,480)
Net unrealized appreciation	$(922,856,716)

Cost of total investments for income tax purposes	$9,305,479,187

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Decrease Paid-in-Capital	Increase Undistributed Net Investment Income/(Loss)	Increase Accumulated Realized Gain/(Loss)
$(145,688,555)	$96,953,594	$48,734,961

During the years ended September 30, 2022, and September 30, 2021, the tax character of the distributions paid by the Fund was $216,849,968 long-term capital gains and $431,164,919 long-term capital gains, respectively.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2018 through 2021, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

13. Federal Tax Information (continued)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2022, the Fund had no deferred tax liability.

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A	Class A	Class A	Class A	Class A
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value per Share, beginning of period	$24.72	$25.49	$17.84	$17.06	$16.26
Income from investment operations (a):
Net investment income/(loss)	(0.58)	(0.78)	(2.73)	(0.87)	(0.80)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	(9.52)	1.07	11.03	2.35	1.96
Total income/(loss) from investment operations	(10.10)	0.29	8.30	1.48	1.16
Distributions to shareholders:
Total distributions to shareholders	(0.40)	(1.06)	(0.65)	(0.70)	(0.36)
Net asset value per Share, end of period	$14.22	$24.72	$25.49	$17.84	$17.06
Total return—gross (b) (c)	(41.51%)	0.95%	57.87%	11.93%	8.81%
Total return—net (b) (c)	(41.51%)	0.92%	47.96%	9.60%	7.27%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	5,356,661	9,471,744	7,195,574	3,410,060	2,770,900
Average net assets (dollars in thousands), end of period	7,538,699	9,152,450	4,996,367	3,035,975	2,434,394
Ratio of expenses to average net assets (c)	4.08%	3.48%	13.92%	7.29%	6.37%
Ratio of net investment income/(loss) to average net assets (c)	(3.06%)	(2.98%)	(12.71%)	(5.19%)	(4.73%)
Ratio of incentive fee to average net assets (c)	—%	0.04%	9.73%	2.42%	1.67%
Ratio of expenses without incentive fee to average net assets (c)	4.08%	3.44%	4.19%	4.87%	4.70%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (c)	2.38%	2.37%	2.38%	2.40%	2.40%
Ratio of net investment income/(loss) without incentive fee to average net assets (c)	(3.06%)	(2.94%)	(2.98%)	(2.77%)	(3.06%)
Portfolio turnover on investments in securities	159%	107%	149%	94%	125%
Average debt ratio	0.20%	0.45%	0.60%	0.32%	0.29%
Average commission rate paid	$0.05	$0.05	$0.03	$0.04	$0.04

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

14. Financial Highlights (continued)

	Class W	Class W	Class W	Class W	Class W
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net asset value per Share, beginning of period	$18.33	$19.02	$13.37	$12.89	$12.28
Income from investment operations (a):
Net investment income/(loss)	(0.33)	(0.41)	(1.91)	(0.55)	(0.50)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	(7.04)	0.78	8.21	1.73	1.47
Total income/(loss) from investment operations	(7.37)	0.37	6.30	1.18	0.97
Distributions to shareholders:
Total distributions to shareholders	(0.40)	(1.06)	(0.65)	(0.70)	(0.36)
Net asset value per Share, end of period	$10.56	$18.33	$19.02	$13.37	$12.89
Total return—gross (b) (c)	(41.09%)	1.65%	57.91%	12.52%	9.35%
Total return—net (b) (c)	(41.09%)	1.69%	49.08%	10.42%	8.09%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	1,467,291	2,745,394	1,918,949	718,477	481,211
Average net assets (dollars in thousands), end of period	2,170,161	2,603,130	1,189,663	583,106	357,231
Ratio of expenses to average net assets (c)	3.32%	2.65%	13.02%	6.44%	5.55%
Ratio of net investment income/(loss) to average net assets (c)	(2.31%)	(2.15%)	(11.84%)	(4.34%)	(3.89%)
Ratio of incentive fee to average net assets (c)	—%	(0.04%)	9.61%	2.32%	1.58%
Ratio of expenses without incentive fee to average net assets (c)	3.32%	2.69%	3.41%	4.12%	3.97%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (c)	1.64%	1.62%	1.63%	1.65%	1.65%
Ratio of net investment income/(loss) without incentive fee to average net assets (c)	(2.31%)	(2.19%)	(2.23%)	(2.02%)	(2.31%)
Portfolio turnover on investments in securities	159%	107%	149%	94%	125%
Average debt ratio	0.20%	0.45%	0.60%	0.32%	0.29%
Average commission rate paid	$0.05	$0.05	$0.03	$0.04	$0.04

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2022 (continued)

15. Subsequent Events

Subsequent to September 30, 2022, and through November 18, 2022, the Fund had proceeds from sales of shares of $29,006,711 and $19,996,877 in Class A shares and Class W shares, respectively.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-PORT with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-PORT includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

Management’s Discussion of Fund Performance

The Fund’s performance for the fiscal year ended September 30, 2022 was negative and underperformed the Fund’s benchmarks (see table and chart below). The Fund’s negative performance and underperformance versus its benchmarks were driven by the portfolio’s long positions, which were affected by a severe correction in high growth stocks.

We believe the one-sided market behavior and severe correction for equities generally during 2022 is directly a result of an aggressively hawkish monetary policy, which caused major equity indices to enter a bear market earlier this year. Moreover, for individual stocks the correction has been even worse and has been somewhat masked by broad market averages. Specifically, earlier this year the percentage of stocks in a bear market (i.e., more than 20% off of their 12-month high) included 81% of Nasdaq stocks and 56% of S&P 500 stocks, and that was before September’s broad sell off. Further, almost half of Nasdaq stocks fell at least 50% from their 2021 highs, and the average decline among Russell 2000 stocks was 47%. For high growth stocks, this correction represents not just a recession but a depression, in our view. However, we do regard this correction to be a technical one, as we believe fundamentals of such high growth stocks have remained solid in aggregate. Unlike other corrections of similar or lesser magnitude, such as the dotcom TMT sell-off and the Global Financial Crisis, we believe fundamentals have remained strong in aggregate during this year’s sell-off, with positive earnings revisions since 2021’s peak for high growth stocks.

We believe that this disconnect between fundamentals and stock prices can position us well to capitalize on growth. Moreover, in our view, our steady focus on companies which we believe are high-quality secular compounders, many of which are now trading at very attractive prices relative to their growth rate, can provide us with staying power during periods of volatility and broader market underperformance. We own many businesses that we believe have high barriers to entry, strong balance sheets and provide high returns on invested capital, and which we believe are attractive investment opportunities at current levels.

In terms of our current market outlook, we now have a constructive view on equities and, in particular, high quality growth stocks in the medium to long run. For equities in general, we believe relative valuation levels are supportive, as corporate cash flow generation remains robust and corporate balance sheets are strong, in our view. Moreover, we believe this year’s aggressive global monetary backdrop can create an attractive environment for high growth stocks. Specifically, we believe the combination of attractive (and in many cases depressed) valuations following a severe correction since early 2021 for such high growth stocks and a scarcity of compelling asset allocation choices with a slowing economy can create a highly favorable setup for high growth investments.

We have continued to favor high growth sectors such as technology and communication services, which we believe are supported by, one, superior fundamentals, e.g., stronger balance sheets, higher margins and strong cash flow generation; two, strong secular growth trends; three, a scarcity of growth assets; and four, supporting cash flow valuations relative to the broader market and relative to the underlying growth rates. Additionally, we

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

currently find significant cross-sector discrepancies between base sector valuations, on one hand, and underlying fundamentals as well as earnings growth rates, on the other hand. In particular, we consider many high growth sectors, such as technology and communication services, to be undervalued and attractive relative to the market, and even more conspicuously attractive relative to low-volatility, low-growth or no-growth “defensive” equities.

In summary, as markets can be inefficient at times, our steady focus is on seeking to exploit such dislocations and the associated investment opportunities offered, and to not react to what we believe to be volatility or technical corrections. We also consider the current investment opportunity set to be attractive for equities generally and very attractive for high quality growth equities in particular.

During the annual period, the Fund continued to utilize total return equity swaps to replicate exposures to an issuer or group of issuers. Overall, the use of the swaps performed as expected and in line with the performance of the long and short book sought to be replicated.

During the annual period, the Fund continued to utilize options, both on individual issuers as well as broader sector and market ETF options, to seek to generate alpha and hedge market risks. Overall, the use of options performed as expected.

Performance Overview

Average Annual Total Returns (%) (as of September 30, 2022)	1 Year	5 Year	10 Year
ACAP Strategic Fund - Class A	-41.51%	0.53%	4.02%
MSCI World Index	-20.89%	3.52%	6.13%
MSCI ACWI	-22.01%	2.59%	5.25%

Average Annual Total Returns (%) (as of September 30, 2022)	1 Year	5 Year	Since Inception (April 1, 2015)
ACAP Strategic Fund - Class W	-41.09%	1.29%	3.92%
MSCI World Index	-20.89%	3.52%	4.25%
MSCI ACWI	-22.01%	2.59%	3.59%

Performance of a Hypothetical $50,000 Investment (October 1, 2012— September 30, 2022)

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

The chart above shows the change in value of a hypothetical $50,000 investment in Class A shares of ACAP Strategic Fund (the Fund’s oldest and largest share class) during the stated period and assumes the reinvestment of dividends and distributions, including, with respect to the indices’ performance shown above, the reinvestment of dividends on securities in the indices. The above chart and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. With 2,900 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

The views expressed above reflect the current views of the Fund’s management team. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the contributing parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Consideration and Renewal of Investment Advisory Agreement

At a meeting held via videoconference on September 14, 2022, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement. The Board observed that the SEC has provided temporary relief from the in-person approval requirements for Advisory Agreement renewals as a result of the ongoing COVID-19 pandemic, and agreed that the circumstances outlined in the temporary relief order were present.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser.

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s investment team. With respect to the Fund, the Trustees observed that, although the Fund underperformed for the more recent periods, the Fund’s investment performance overall has met expectations.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board reviewed the mechanics of the incentive fee, noting that none will be payable for the Fund’s current fiscal year given the performance of the Fund during such period. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with comparable 1940 Act-registered closed-end continuously-offered single manager fees and expenses, as well as fees of other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s current fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that a 1.75%/20% or 2%/20% management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees noted that Fund assets materially decreased since last year, thereby reducing economies of scale. The Trustees also considered the Fund’s relatively competitive fee compared to other long-short equity investment vehicles (including privately-offered hedge funds) and the effect on non-management expenses of the growth in assets of the Fund. They recognized that there may be limits to asset growth and corresponding limits to future economies of scale, which would continue to be monitored. The Trustees determined that they would revisit economies of scale as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No one single factor was dispositive to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William F. Murphy, 64	Trustee	Indefinite/Since Inception	Real estate agent (residential real estate, 2015 to 2020). Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None
Jorge Orvananos, 53	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

* “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND

Fund Management

(Unaudited)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 50	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.
**	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND

Fund Management

(Unaudited)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 50	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
George Mykoniatis, 52	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 47	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC

(“SilverBay”)

PRIVACY NOTICE

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

(b) Not applicable.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $169,070 for 2022 and $161,650 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $23,850 for 2022 and $22,790 for 2021. These services related to the review of the Registrant's semi-annual, unaudited financial statements and registration statement.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,660 for 2022 and $13,250 for 2021. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)

The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,660 for 2022 and $13,250 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2022, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

No. of
			Accounts	Total Assets in
			where	Accounts where
	Total		Advisory Fee	Advisory Fee is
Type of	No. of Accounts		is Based on	Based on
Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment	1	$1,927,020,139	1	$1,927,020,139
Companies:
Other Pooled
Investment	11	$7,633,190,896	11	$7,633,190,896
Vehicles:
Other Accounts:	-	-	-	-

Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) will have differing economic interests in respect of such activities, (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts, and (iv) will have conflicts of interest in allocating investment opportunities between the Registrant and Other Accounts. The Adviser has adopted policies and procedures to attempt to mitigate these conflicts

The persons that manage the Registrant’s investments and their associated investment firms and their affiliates will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Registrant and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)

Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)

Disclosure of Securities Ownership

As of September 30, 2022, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	November 28, 2022

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	November 28, 2022

* Print the name and title of each signing officer under his or her signature.